Graham Tanaka of Tanaka Capital Management Interviewed By Reuters

NEWS PROVIDED BY
Tanaka Capital Management →
Mar 18, 2021, 12:15 ET

NEW YORK, March 18, 2021 /PRNewswire/ -- Tanaka Capital Management today announced that on March 12, 2021, Graham Tanaka, President of Tanaka Capital Management, was interviewed by Reuters for his insights on the stock market, inflation and interest rate trends. During the interview, Tanaka also noted his stock ideas, including those owned by the TANAKA Growth Fund (TGFRX), such as Amyris, Inc., which he believes will spearhead the "next industrial revolution" just as Tesla led with electric vehicles.

Reuters broadcast interview: https://www.reuters.com/video/watch/idRCV009HOL

"Our original macro-economic theories on technology's deflationary benefits to the economy as described in our book "Digital Deflation" plus our willingness to do missionary work on under-researched companies developing revolutionary new technologies with enormous growth potential have contributed to our being early investors in companies like Intel and Tesla in driving the Digital and EV Revolutions," said Graham Tanaka, President of Tanaka Capital Management. Now we believe Amyris is on the doorstep of powering the nascent Synthetic Biology Revolution in which biology and fermentation will produce cleaner and more sustainable products and replace much of today's high value chemically produced products."

Available for Business Media Interviews for Expertise in Technology, Biotech and other Durable Growth Stocks

Graham Tanaka has made numerous television appearances on CNBC, Bloomberg Television, Reuters Television, and Yahoo Finance Live and been quoted in the Wall Street Journal and

numerous other business publications due to his expertise in discovering platform companies that can grow significantly for many years. He is available for interviews with business media seeking his expert commentary and his investment views on such companies as AFLAC, Intel, Dunkin' Donuts, Subaru, Novellus, ASML, Pfizer, Qualcomm, Apple, Tesla, and Amyris, all of which he identified and invested in early.

The TANAKA Growth Fund is currently open to new mutual fund investors. Investors can call 1-877-4TANAKA directly. The Fund is also available through Fidelity, Charles Schwab, TD Ameritrade, Vanguard, Wells Fargo, UBS, LPL Financial Services, Pershing, and Janney Montgomery Scott.

Note to Editors: Please see news releases issued January 21, 2021, entitled, "Tanaka Capital Management Announces #1 Ranking by Lipper in Multicap Core Mutual Fund Category for The TANAKA Growth Fund in 2020" and also issued February 18, 2021, entitled, "Tanaka Capital Management Announces #1 Ranking for January 2021 for The TANAKA Growth Fund in the Multicap Core Mutual Fund Category Following its #1 Ranking for Full Year 2020" as well as issued today, entitled, "Tanaka Capital Management Announces #1 Ranking Year to Date Through February 2021 for The TANAKA Growth Fund in Multicap Core Mutual Fund Category Following its #1 Ranking For Full Year 2020".

About Tanaka Capital Management

Founded in 1986, Tanaka Capital Management is the advisor to the TANAKA Growth Fund and also provides individually tailored investment management to high-net worth individuals, pension plans and endowments. The firm's investment philosophy reflects the view there are always misunderstood companies in the marketplace. It is our job to find these companies and validate whether they can deliver durable growth for our investors in the years ahead. Tanaka Capital Management is also accepting new clients for privately managed accounts. For more information, please visit www.tanaka.com.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4TANAKA.

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4TANAKA.

Contact:

CapComm Partners (financial communications/investor relations)
Peter DeNardo
peter@capcommpartners.com
+1 (415) 389-6400

SOURCE Tanaka Capital Management

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http://www.tanaka.com